JANUS TWENTY FUND
                        SUPPLEMENT DATED OCTOBER 9, 1995
                     TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 15, 1995


     Effective November 1, 1995, Janus Twenty Fund (the "Fund") will open to new investors. The Fund reserves the right to close the Fund to new investors if additional cash flow is deemed detrimental to managing the Fund.